Intangible Assets,Net	12 Months Ended
Dec. 31, 2018
Goodwill And Intangible Assets Disclosure [Abstract]
Intangible Assets, Net

8. INTANGIBLE ASSETS, NET

Intangible assets, net, consisted of the following:

	As of December 31,
	2017	2018
	RMB	RMB
Intangible assets with indefinite lives:
Domain name	1,222	1,222
Intangible assets with finite lives:
Patents	4,304	63,130
Less: accumulated amortization	(187)	(630)
Intangible assets, net	5,339	63,722

During 2018, the Group purchased patents from Physical Enterprises Inc. ("PEI") for a total cash consideration amounting to RMB51,470. The Group acquired the patents for the purpose of facilitating their new product development.

Amortization expenses for the intangible assets for the years ended December 31, 2016, 2017 and 2018, were nil, RMB175 and RMB443, respectively. Future amortization expense relating to the existing intangible assets amounted to RMB6,313 per year for each of the next five years and thereafter.